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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

TYCO INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda (Jurisdiction of Incorporation)	98-0390500 (IRS Employer Identification Number)

001-13836
(Commission File Number)

Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-292-8674
(Registrant's Telephone Number, including Area Code)

        Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

        On December 9, 2004, the registrant and Richard J. Meelia, President of Tyco Healthcare, agreed to amend the Retention Agreement, dated February 14, 2002, between the registrant and Mr. Meelia to extend the expiration date of the voluntary termination provision set forth therein from June 1, 2005 to December 31, 2005. The registrant is filing this report to file a corrected version of Exhibit 10.31 to the Annual Report on Form 10-K for the fiscal year ended September 30, 2004 filed on December 14, 2004.

Item 9.01.    Financial Statements and Exhibits

  (c)    Exhibits

Exhibit No.	Description
10.1	Amendment to Retention Agreement dated as of December 9, 2004, by and between Tyco International Ltd. and Richard J. Meelia (Filed herewith).(1)

(1)
Management contract or compensatory plan.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD. (Registrant)

By:	/s/ DAVID J. FITZPATRICK David J. FitzPatrick Executive Vice President and Chief Financial Officer

Date: December 17, 2004

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SIGNATURES